                                                                    Exhibit h.1







                                5,000,000 Shares

                           Sirrom Capital Corporation

                 Shares of Common Stock, No Par Value Per Share





                             UNDERWRITING AGREEMENT






February __, 1998

                                February __, 1998



Morgan Stanley & Co. Incorporated
The Robinson-Humphrey Company LLC
J.C. Bradford & Co.
SunTrust Equitable Securities Corporation
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036

Morgan Stanley & Co. International Limited
The Robinson-Humphrey Company LLC
J.C. Bradford & Co.
SunTrust Equitable Securities Corporation
c/o Morgan Stanley & Co. International Limited
    25 Cabot Square
    Canary Wharf
    London E14 4QA
    England


Dear Sirs and Mesdames:


                  Sirrom Capital Corporation, a Tennessee corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below) named in Schedules II and III hereto, an aggregate of 5,000,000 shares of the Common Stock, no par value per share, of the Company (the "Firm Shares").

                  It is understood that, subject to the conditions hereinafter stated, 4,000,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule II hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 1,000,000 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule III hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, The Robinson-Humphrey Company LLC, J.C. Bradford & Co. and SunTrust

Equitable Securities Corporation shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, The Robinson-Humphrey Company, LLC, J.C. Bradford & Co. and SunTrust Equitable Securities Corporation shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the "Underwriters."

                  Certain shareholders of the Company (the "Selling Shareholders") named in Schedule I hereto [severally] propose to sell to the several U.S. Underwriters not more than an additional 750,000 shares of the Common Stock, no par value per share, of the Company (the "Additional Shares") if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The shares of Common Stock, no par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Stock." The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "Sellers."

                  The Company has filed with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940 (the "Investment Company Act"), and the published rules and regulations adopted by the Commission under the Securities Act (the "Securities Act Rules") and the Investment Company Act (the "Investment Company Act Rules") a registration Statement on Form N2 (File No. 333_____) relating to the Shares. The registration statement contains the U.S. prospectus which is to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons. The international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act (and any information incorporated by reference therein) is hereinafter referred to as the "Registration Statement"; the U.S. prospectus and the international prospectus (as described in Rule 434(a)(1) under the Securities Act) in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the "Distributed Prospectus"; the U.S. prospectus included in the Registration Statement at the time of its effectiveness (including the information, if any, deemed to be a part of the Registration Statement at the time of effectiveness pursuant to Rule 430A under the Securities Act) is hereinafter referred to as the "Filed Prospectus"; and the Distributed Prospectus and the Filed Prospectus are hereinafter referred to collectively as the "Prospectus."

                  1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each of the Underwriters that:

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) On (A) the effective date of the Registration Statement (the "Effective Date"), and the date on which the Prospectus is first filed with the Commission pursuant to Rule 497 of the Securities Act Rules, (B) the date on which any posteffective amendment to the Registration Statement (except any posteffective amendment required by Rule 8b16 of the Investment Company Act Rules or which is filed with the Commission after the later of (x) one year from the date of this Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective or any amendment or supplement to the Prospectus was or is filed with the Commission and (C) at the Closing Date (as defined below), the Registration Statement, the Prospectus and any such amendment or supplement thereto and the Notification of Registration of the Company filed with the Commission on Form N8A (the "Notification ") pursuant to Section 8 of the Investment Company Act complied or will comply in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case may be. On the Effective Date and on the date that any posteffective amendment to the Registration Statement (except any posteffective amendment required by Rule 8b16 of the Investment Company Act Rules or which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading. At the Effective Date, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and at the Closing Date (as defined below), the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in it, in light of the circumstances under which they were made, not misleading. The foregoing representations in this paragraph 1(b) do not apply to statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use in the Registration Statement, the Prospectus, or any amendments or supplements thereto.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, except with respect to all of the shares of Sirrom Investments, Inc., a wholly-owned subsidiary of the Company ("SII"), which have been pledged by the Company to First Union National Bank as agent for a syndicate of banks ("First Union") as collateral to secure the revolving credit facility as described in the Final Prospectus.

                  (e) This Agreement has been duly authorized, executed and delivered by the Company.

                  (f) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

                  (g) The shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

                  (h) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

                  (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the

Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement other than those which have been obtained as of the date hereof.

                  (j) To the best of the Company's knowledge, the Company's and its subsidiaries' operations are in compliance with the Investment Company Act and the Investment Company Act Rules.

                  (k) The Company and its subsidiaries are not currently in breach of, or in default under, any material written agreement or instrument to which they are a party or by which their property is bound or affected.

                  (l) The Company is duly registered with the Commission under the Investment Company Act as a nondiversified closedend management investment company, and all required action has or will have been taken by the Company under the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case my be, to make the public offering and consummate the sale of the Shares as provided in this Agreement.

                  (m) The Company owns or possesses or has obtained all governmental licenses, permits, consents, orders, approvals and other authorizations, whether international or domestic, necessary to carry on its business as contemplated.

                  (n) There are no material restrictions, limitations or regulations with respect to the ability of the Company or its subsidiaries to invest its assets as described in the Prospectus, other than as described therein.

                  (o) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

                  (p) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (q) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 497 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                  (r) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (s) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.


                  2. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders represents and warrants to and agrees with each of the Underwriters that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

                  (b) Such Selling Shareholder has, and on the Option Closing Date (as defined below) will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney (the "Custody Agreement and Power of Attorney") signed by such Selling Shareholder and the Company, as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder and to appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement. This Agreement has been duly executed and delivered by such Selling Shareholder. In addition, the Custody Agreement and Power of Attorney has been duly executed and delivered by such Selling Shareholder and constitutes the valid and binding agreement of such Selling Shareholder in accordance with its terms (except as (A) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditor's rights and the application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) relating to the availability of remedies, and (B) to the extent that rights to indemnity or contribution may be limited by United States federal or state securities law and the public policy underlying such laws).

                  (c) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement and Power of Attorney of such Selling Shareholder.

                  (d) Such Selling Shareholder owns, and on the Option Closing Date will own, the shares to be sold by such Selling Shareholder free of all liens, claims and encumbrances and has, and the Option Closing Date will have, the legal right and power to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

                  (e) Upon the making by the Depository Trust Company of the appropriate entries transferring the shares to be sold by such Selling Shareholder on its books and records to the account of Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. Incorporated will acquire such shares free of all liens, claims and encumbrances.

                  (f) On the Effective Date and on the date that any post-effective amendment to the Registration Statement (except any post-effective amendment required by Rule 8b16 of the Investment Company Act Rules or which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading, with reference to information furnished in writing by or on behalf of a Selling Shareholder to the Company expressly for use in the Registration Statement, or any amendments thereto. At the Effective Date, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and at the Closing Date and the Option Closing Date, the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, with reference to information furnished in writing by or on behalf of a Selling Shareholder to the Company expressly for use in the Prospectus, or any amendments or supplements thereto.

                  (g) Such Selling Shareholder has not taken, and on the Option Closing Date will not have taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

                  (h) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, such Selling Shareholder shall deliver to you on or prior to the Closing Date a properly completed and executed United States Treasury Department Form W8 or W9 (or other applicable form or statement specified by Treasury Department Regulations in lieu thereof).

                  3. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company at $____ a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares such Underwriter bears to the total number of Firm Shares.

                  On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, if the option is exercised as to all or any portion of the Additional Shares, each of the Selling Shareholders agrees to sell to the U.S. Underwriters up to the amount of the Additional Shares set forth opposite the name of such Selling Shareholder on Schedule I, and the U.S. Underwriters shall have a one-time right to purchase severally and not jointly, up to [750,000] Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Selling Shareholders in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase from each Selling Shareholder at the Purchase price (i) the number of Additional Shares that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares such U.S. Underwriter bears to the total number of U.S. Firm Shares and (ii) any additional number of Additional Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject in each case to such adjustments to eliminate fractional shares as the U.S. Representatives may determine.

                  The Company and each Selling Shareholder hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing or (C) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares. In addition, each Selling Shareholder, agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

                  4. TERMS OF PUBLIC OFFERING. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. Sellers are further advised by you that the Shares are to be offered to the public initially at U.S.$__ a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$____ a share under the Public Offering Price.

                  5. PAYMENT AND DELIVERY. Payment for the Firm Shares to be sold by the Company shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on _________ __, 1998, or at such other time on the same or such other date, not later than _________ __, 1998, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

                  Payment for any Additional Shares shall be made to each of the Selling Shareholders in Federal or other funds immediately available against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on the date specified in the notice described in Section 3 or at such other time on the same or on such other date, in any event not later than _________ __, 1998, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the "Option Closing Date."

                  Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

                  6. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the condition that the Registration Statement shall have become effective not later than 2:00 p.m. (New York City time) on the date hereof.

                  The several obligations of the Underwriters are subject to the following further conditions:

                  (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  (b) (i) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in clause (a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened;

                    (ii) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by each Selling Shareholder or their attorneyinfact, to the effect that the representations and warranties of such Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that such Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

               (c) The Underwriters shall have received on the Closing Date an opinion of Bass, Berry, & Sims PLC, outside counsel for the Company, dated the Closing Date, to the effect that:

                    (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (ii) each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

                    (iv) the shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

                    (v) all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims, except with respect to all of the shares of SII which have been pledged to First Union as collateral to secure the revolving credit facility as described in the Final Prospectus;

                    (vi) the shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

                    (vii) this Agreement has been duly authorized, executed and delivered by the Company. In addition, the Custody Agreement and Power of Attorney has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of such Company in accordance with its respective terms (except as (A) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditor's rights and the application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) relating to the availability of remedies, and (B) to the extent that rights to indemnity or contribution may be limited by United States federal or state securities law and the public policy underlying such laws);

                    (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Custody Agreement and Power of Attorney will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the National Association of Securities Dealers, Inc., the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the U.S. Underwriters and the laws of any foreign jurisdiction in connection with the offer and sale by the International Underwriters;

                    (ix) the statements (A) in the Prospectus under the captions "Description of Capital Stock" and "Underwriters" and (B) in the Registration Statement in Item 29, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                    (x) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                    (xi) such counsel (A) is of the opinion that the Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act, the Investment Company Act of 1940 and the applicable rules and regulations of the Commission thereunder, (B) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (C) has no reason to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (D) is of the opinion that the Distributed Prospectus is not materially different from the Filed Prospectus.

                    (xii) the Company is duly registered with the Commission under the Investment Act as a closedend nondiversified management investment company, and all action under the Securities Act and the Investment Company Act necessary to make the public offering and consummate the sale of the Shares as provided in this Agreement has been taken by the Company.

                (d) The Underwriters shall have received on the Closing Date an opinion of Bass, Berry & Sims PLC, counsel for the Selling Shareholders, dated the Closing Date, to the effect that:

                    (i) This Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders. The Custody Agreement and Power of Attorney has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders and constitutes the valid and binding agreement of such Selling Shareholder in accordance with its terms (except as (A) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditor's rights and the application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) relating to the availability of remedies, and (B) to the extent that rights to indemnity or contribution may be limited by United States federal or state securities law and the public policy underlying such laws);

                     (ii) Such Selling Shareholder has full legal right, power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney signed by such Selling Shareholder and the Company, as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder and appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement.

                    (iii) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, and the Custody Agreement and Power of Attorney will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or, to such counsel's knowledge, any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and, to such counsel's knowledge, no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement and Power of Attorney of such Selling Shareholder.

                    (iv) Upon transfer of the shares to Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. Incorporated, on behalf of itself and as designee of the other Underwriters, will acquire such shares free of any adverse claims (within the meaning of Section 8302 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC")). "Transfer" of the shares to Morgan Stanley & Co. Incorporated will occur upon the making by The Depository Trust Company of appropriate entries transferring the shares on its books and records to the account of Morgan Stanley & Co. Incorporated at The Depository Trust Company. The opinion set forth in this paragraph (iv) is subject to the following qualifications:

                          (A)     we have assumed that each of the Underwriters
acquired its interest in the shares in good faith and without notice of any adverse claims;

                          (B)     we have assumed that appropriate entries
transferring the shares on the books and records of The Depository Trust

Company to the account of the Underwriter have been made and that such entries are complete and accurate in all respects and that the shares will be identified on the records of The Depository Trust Company for the sole and exclusive account of Morgan Stanley & Co. Incorporated;

                          (C)     we have assumed that the shares have been
deposited by First Union National Bank, as transfer agent in the "underwriting account" at The Depository Trust Company, to be held in that account for the benefit of the Selling Shareholders, and will be transferred from that account to the account of Morgan Stanley & Co. Incorporated at The Depository Trust Company upon payment therefor pursuant to the terms of the Underwriting Agreement;

                          (D)     we have assumed that (i) the shares are
maintained in the custody of The Depository Trust Company or a custodian bank or a nominee of either subject to The Depository Trust Company's exclusive control, (ii) the shares are in registered form either (x) registered in the name of The Depository Trust Company or its nominee subject to The Depository Trust Company's exclusive control, (y) indorsed to The Depository Trust Company, or its nominee subject to The Depository Trust Company's exclusive control or (z) indorsed in blank and (iii) will contain only signatures thereon which are genuine;

                          (E)     we have assumed that The Depository Trust
Company is a "clearing corporation" within the meaning of Section 8-102 of the New York UCC; and

                          (F)     we express no opinion with respect to the
priority of the lien of The Depository Trust Company.

                    (e) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Arthur Andersen LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cutoff date" not earlier than the date hereof.

                    (f) The Underwriters shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (vi), (vii) (but only as to the first sentence), (ix) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters") and (xi) of paragraph (c) above.

                  With respect to subparagraph (xi) of paragraph (c) above, Bass, Berry & Sims PLC and Skadden, Arps, Slate, Meagher & Flom LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

                  The opinion of Bass, Berry & Sims PLC described in paragraphs
(c) and (d) above (and any opinions of counsel for any Selling Shareholder referred to in the immediately preceding paragraph) shall be rendered to the Underwriters at the request of the Company or one or more of the Selling Shareholders, as the case may be, and shall so state therein.

                  (g) The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between you and the Company and all of its executive officers and directors relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

                  (h) The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

                  7. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                  (a) To furnish to you, without charge, nine signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto but, including documents incorporated by reference) and during the period mentioned in paragraph (c) below, as many copies of the Distributed Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request, prior to 1:00 P.M. New York City time on the business day next succeeding the date of this Agreement.

                  (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 497 under the Securities Act any prospectus required to be filed pursuant to such Rule.

                  (c) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                  (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

                  (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending March 31, 1998 that satisfies the provisions of
Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  8. EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Sellers agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants and counsel for the Selling Shareholders in connection with the registration and delivery of the Shares under the Securities Act and the Investment Company Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, if applicable, (iii) all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (viii) all other costs and expenses incident to the performance of the obligations of the Sellers hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

                  The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

                  9. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

                  (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Underwriters, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

                  (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a), (b) or (c) of this Section
9, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (e) To the extent the indemnification provided for in paragraph (a), (b) or (c) of this Section 9 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

                  (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) of this Section 9. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

                  10. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                  11. EFFECTIVENESS; DEFAULTING UNDERWRITERS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

                  If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II or Schedule III bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option

    Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such nondefaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

                  12. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New
    York.
                  14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                                        Very truly yours,

                                        SIRROM CAPITAL CORPORATION


                                        By:
                                           ---------------------------------
                                           Name:  George M. Miller III
                                           Title: President and Chief
                                                    Executive Officer

                                        The Selling Shareholders
                                        named in Schedule I hereto,
                                        acting severally


                                        By:
                                           ---------------------------------
                                          Attorney-in-Fact


Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
THE ROBINSON-HUMPHREY COMPANY LLC
J.C. BRADFORD & CO.
SUNTRUST EQUITABLE SECURITIES CORPORATION

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule II hereto.

By Morgan Stanley & Co. Incorporated



By:
   ---------------------------
   Name:  William H. Wright II
   Title: Principal


MORGAN STANLEY & CO. INTERNATIONAL LIMITED
THE ROBINSON-HUMPHREY COMPANY LLC
J.C. BRADFORD & CO.
SUNTRUST EQUITABLE SECURITIES CORPORATION

Acting severally on behalf of themselves
  and the several International Underwriters named in Schedule III hereto.

By Morgan Stanley & Co. International Limited



By:
   ---------------------------
   Name:  William H. Wright II
   Title: Principal

                                 Schedule I


                                                               Number of
                                                              Firm Shares
         Selling Shareholders                               To Be Purchased
         --------------------                               ---------------

Total                                                           750,000
                                                                =======


                                 Schedule II

                              U.S. Underwriters


                                                                  Number of
                                                                 Firm Shares
         Underwriter                                           To Be Purchased
         -----------                                           ---------------
Morgan Stanley & Co. Incorporated
The Robinson-Humphrey Company LLC
J.C. Bradford & Co.
SunTrust Equitable Securities Corporation



   Total U.S. Firm Shares .............                           4,000,000
                                                                  =========

                                Schedule III

                         International Underwriters


                                                                Number of
                                                               Firm Shares
         Underwriter                                         To Be Purchased
         -----------                                         ---------------
Morgan Stanley & Co.
  International Limited
The Robinson-Humphrey Company LLC
J.C. Bradford & Co.
SunTrust Equitable Securities Corporation



   Total International Firm Shares ......                       1,000,000
                                                                =========

                                  Exhibit A

                           [FORM OF LOCKUP LETTER]



         February __, 1998


Morgan Stanley & Co. Incorporated
The Robinson-Humphrey Company LLC
J.C. Bradford & Co.
SunTrust Equitable Securities Corporation
c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY  10036

Morgan Stanley & Co. International Limited
The Robinson-Humphrey Company LLC
J.C. Bradford & Co.
SunTrust Equitable Securities Corporation
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

Dear Sirs and Mesdames:

                  The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Morgan Stanley & Co. International Limited ("MSIL") propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Sirrom Capital Corporation, a Tennessee corporation (the "Company") providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley and MSIL (the "Underwriters") of 5,000,000 shares (the "Shares") of the Common Stock, no par value per share, of the Company (the "Common Stock").

                  To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or securities now owned by the undersigned or acquired after the date of the Prospectus), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (1) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (2) the issuance by the Company of shares of Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing.

                  Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company, the Selling Shareholders and Underwriters and the Underwriters.


                                                     Very truly yours,


                                                     -------------------------
                                                              (Name)



                                                     -------------------------
                                                              (Address)